UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 5, 2021

Albertsons Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39350	47-4376911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkcenter Blvd.
Boise, Idaho 83706
(Address of principal executive office and zip code)
(208) 395-6200
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	ACI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 5, 2021, Albertsons Companies, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The final voting results for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1: The following directors were elected at the Annual Meeting and the voting for each director was as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Vivek Sankaran	372,877,244	12,148,424	57,945	10,699,657
Jim Donald	372,684,220	12,335,909	63,484	10,699,657
Chan W. Galbato	369,297,357	14,483,631	1,302,625	10,699,657
Sharon Allen	370,617,668	14,403,917	62,028	10,699,657
Shant Babikian	372,858,307	12,158,015	67,291	10,699,657
Steven A. Davis	383,458,846	1,558,726	66,041	10,699,657
Kim Fennebresque	376,257,272	8,757,868	68,473	10,699,657
Allen M. Gibson	365,433,190	19,585,333	65,090	10,699,657
Hersch Klaff	370,439,572	14,571,340	72,701	10,699,657
Jay L. Schottenstein	370,307,085	14,702,332	74,196	10,699,657
Alan Schumacher	372,193,264	12,818,770	71,579	10,699,657
Brian Kevin Turner	369,257,423	14,521,192	1,304,998	10,699,657
Mary Elizabeth West	382,465,706	1,318,428	1,299,479	10,699,657
Scott Wille	370,859,868	14,161,457	62,288	10,699,657

Proposal 2: The ratification of the selection of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 26, 2022 was approved by the following vote:

For	Against	Abstain
394,569,731	1,115,746	97,793

Proposal 3: The non-binding advisory vote on the compensation of the named executive officers was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
376,762,178	8,122,447	198,988	10,699,657

Proposal 4: The non-binding advisory vote, on whether the frequency of the stockholder advisory vote on our executive compensation should be every one, two or three years received the following votes:

One Year	Two Years	Three Years	Abstain
377,209,636	72,865	310,771	7,490,341

Proposal 5: The amendment to the Company’s certificate of incorporation to increase the maximum size of the board of directors from 15 members to 17 members was approved by the following vote:

For	Against	Abstain
365,476,907	30,124,506	181,857

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Albertsons Companies, Inc.
(Registrant)

August 9, 2021	By:	/s/ Juliette W. Pryor
	Name:	Juliette W. Pryor
	Title:	Executive Vice President, General Counsel and Secretary